SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K/A

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report June 28, 2000
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                          38-0549190
          ------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)


One American Road, Dearborn,  Michigan                                  48126
--------------------------------------                                  -----
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

Visteon Spin-Off
----------------

On June 28, 2000, we distributed to our shareholders 130 million shares of common stock of Visteon Corporation, which represented our 100% ownership interest in Visteon, by means of a tax-free spin-off in the form of a dividend on Ford common and Class B stock. Historically, Visteon's results of operations and financial condition have been included in our financial statements as a segment within the automotive sector.

As a result of the spin-off of Visteon, our consolidated balance sheet as of December 31, 1999 and 1998, and our consolidated statements of income and cash flows for the years ended December 31, 1999, 1998 and 1997, and related footnotes, have been restated to reflect Visteon as a discontinued operation. These restated financial statements, filed as Exhibit 99 to this report, are incorporated by reference herein.

Value Enhancement Plan
----------------------

On August 7, 2000, we announced the final results of our recapitalization, known as our Value Enhancement Plan ("VEP"). Under the VEP, Ford shareholders exchanged each of their old Ford common or Class B shares for one new Ford common or Class B share, as the case may be, plus either $20 in cash, 0.748175 additional new Ford common shares, or a combination of $5.17 in cash and 0.555 additional new Ford shares. As a result of the elections made by shareholders under the VEP, the total number of new Ford common and Class B shares outstanding was 1.893 billion.

For financial reporting purposes, under generally accepted accounting principles, prior period outstanding shares, diluted shares, and earnings per share ("EPS") amounts will not be adjusted. Third quarter diluted shares will be calculated based on a weighted average of 1.222 billion diluted shares for the period prior to the VEP and a weighted average of diluted shares for the period subsequent to the VEP, estimated to be approximately 1.923 billion. Diluted share amounts reflect actual outstanding shares adjusted for the effects of (i) issuable and uncommitted employee stock ownership plan shares and (ii) the dilutive effect of employee stock options.

The following tables show, on a pro forma basis, how the results of the VEP would have adjusted prior period diluted share and EPS amounts had the VEP been structured as a 1.748175-for-1 stock split followed by a $5.7 billion share repurchase at a price per share of $26.7317. Such a stock split and share repurchase would have had substantially the same economic effect as the results of the VEP. The amounts in the tables are also adjusted to exclude (i) Visteon earnings and, for the second quarter of 2000, the $2,252 million one-time, non-cash charge resulting from the spin-off of Visteon on June 28, 2000 and (ii) special or one-time charges that we believe are not representative of our operating results on a continuing basis (e.g., second quarter 2000 after tax charges of $1,019 million for asset impairment and restructuring costs related to our Ford brand operations in Europe).

                                      -3-


                                   1st Qtr          2nd Qtr          3rd Qtr       4th Qtr          Full Year
                                   -------          -------          -------       -------          ---------
2000
----
Reported Net Income (Mils.)        $ 2,079           $  (577)

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Pre VEP                            1,222             1,222
- Post VEP                           2,136             2,136           1,994 *

Diluted EPS
Pre-VEP Reported                   $  1.70           $ (0.47)

Excluding Visteon                     0.12             (1.71)
                                   -------           -------
   Pre-VEP (Excluding Visteon)     $  1.58           $  1.24

Excluding One-Time Factors**             0             (0.83)
                                   -------           -------
   Pre-VEP Adjusted Diluted EPS    $  1.58           $  2.07

Pro forma Adjusted Diluted EPS     $  0.90           $  1.18


                                   1st Qtr          2nd Qtr          3rd Qtr          4th Qtr          Full Year
                                   -------          -------          -------          -------          ---------
1999
----

Reported Net Income (Mils.)        $ 1,979          $ 2,338          $ 1,114          $  1,806         $ 7,237

Avg. Number of Diluted Shares of
  Common & Class B Stock (Mils.)
- Pre VEP                            1,237            1,237            1,231             1,229           1,233
- Post VEP                           2,162            2,162            2,152             2,149           2,155

Diluted EPS
Pre-VEP Reported                   $  1.60          $  1.89          $  0.90          $   1.47         $  5.86

Excluding Visteon                     0.17             0.23             0.13              0.08            0.60

   Pre-VEP (Excluding Visteon)     $  1.43          $  1.66          $  0.77          $   1.39         $  5.26

Excluding One-Time Factors***         0.14            (0.11)           (0.18)            (0.06)          (0.23)
                                   -------          -------          -------          --------         -------

   Pre-VEP Adjusted Diluted EPS    $  1.29          $  1.77          $  0.95          $   1.45         $  5.49

Pro forma Adjusted Diluted EPS     $  0.74          $  1.01          $  0.54          $   0.83         $  3.14

- - - - -

* Estimated average number of diluted shares outstanding for the third quarter of 2000 assuming one month of 2,136 million diluted shares and two months of 1,923 million diluted shares.
** For detailed information on these one-time factors, see our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations."
*** For detailed information on these one-time factors, see our Annual Report on Form 10-K for the year ended December 31, 1999, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations."


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------



                                    EXHIBITS
                                    --------

Designation         Description                                       Method of Filing
-----------         -----------                                       ----------------
Exhibit 5           Opinion of John M. Rintamaki,
                    Group Vice President and Chief of
                    Staff, General Counsel and Secretary
                    as to the legality of certain debt securities     Filed with this Report

Exhibit 23          Consent of PricewaterhouseCoopers                 Filed with this Report

Exhibit 99          Restated Financial Statements                     Filed with this Report


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR COMPANY
                                              -------------------------------
                                              (Registrant)


Date:  September 18, 2000                     By: /s/Kathryn S. Lamping
                                                  ----------------------------
                                                     Kathryn S. Lamping
                                                     Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation              Description
-----------              -----------

Exhibit 5                Opinion of John M. Rintamaki,
                         Group Vice President and Chief of
                         Staff, General Counsel and Secretary,
                         as to the legality of certain debt securities

Exhibit 23               Consent of PricewaterhouseCoopers

Exhibit 99               Restated Financial Statements